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                                                                   EXHIBIT 10.21


                           AMENDMENT NO. 5 AND CONSENT

AMENDMENT NO. 5 AND CONSENT dated as of May 6, 2002 (this AMENDMENT NO. 5) between: HOLLY CORPORATION, NAVAJO REFINING COMPANY, L.P., BLACK EAGLE, INC., NAVAJO SOUTHERN, INC., NAVAJO NORTHERN, INC., LOREFCO, INC., NAVAJO CRUDE OIL PURCHASING, INC., NAVAJO HOLDINGS, INC., HOLLY PETROLEUM, INC., NAVAJO PIPELINE CO, L.P., LEA REFINING COMPANY, NAVAJO WESTERN ASPHALT COMPANY, and MONTANA REFINING COMPANY, A PARTNERSHIP, as Borrowers and Guarantors, the BANKS listed on the signature pages hereof, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CIBC INC. as Collateral Agent, FLEET NATIONAL BANK (formerly known as Bank Boston Corp.), as Documentation Agent, GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor, and CIBC WORLD MARKETS CORP, as Sole Lead Arranger and Bookrunner.

WHEREAS

(A) The parties hereto are party to an Amended and Restated Credit and Reimbursement Agreement dated as of April 14, 2000, as amended by Amendment No. 1 dated as of July 7, 2000, Amendment No. 2 dated as of April 4, 2001, Amendment No. 3 dated as of August 7, 2001 and Amendment No. 4 dated as of September 26, 2001 (as in effect on the date hereof, the CREDIT AGREEMENT), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

(B) The Borrowers and the Guarantors wish to amend the Credit Agreement in order for Holly Corporation to be able to make certain additional Investments.

(C) The Banks and Agents agree to amend the Credit Agreement in accordance with the provisions contained herein, and accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

1. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

AMENDMENTS

2. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement shall be amended as follows effective on the date hereof.

A.       Section 5.7 of the Credit Agreement is amended by:

         (i) adding the following at the end of clause (b) thereof ";provided (i) that such Unrestricted Subsidiary shall be organized in a state of the United





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                  States and all or substantially all of the assets of such
                  Unrestricted Subsidiary shall be located in the United States (a DOMESTIC INVESTMENT) and (ii) that the aggregate of all such Investments and the Investments specified in clause (f) below shall not exceed $50,000,000";

         (ii) adding "(i)" at the beginning of clause (c) thereof and adding the following at the end of clause (c) thereof ";provided that for the purposes of this Section 5.7 only, First Tier Cash Equivalents, Second Tier Cash Equivalents and Third Tier Cash Equivalents need not be included in the Borrowing Base (and shall not be included in the Borrowing Base unless the Secured Party has a perfected, first priority security interest therein) or subject to a perfected first priority security interest of the Secured Party in order to qualify as permitted Investments hereunder and (ii) Investments in instruments rated not less than "A-" or better by Standard & Poor's Rating Services or "A3" or better by Moody's Investor Service, Inc., that mature within five years of the date of acquisition by or on behalf of the Company or any Subsidiary; provided that the Investments described in this clause (ii),

                  (a) together with the Investments described in clause (i) above, shall have, taken as a whole, a maximum average duration of not greater than 1 year;

                  (b)      shall be denominated solely in U.S. Dollars;

                  (c) other than marketable direct or guaranteed obligations of the United States of America or any agency thereof, together with the Investments described in clause (i) above, shall not in the aggregate consist of more than 10% of such Investments in any one obligor and not more than 7% of such Investments in any single issuance from any obligor;

                  (d) together with the Investments described in clause (i) above, shall have, taken as a whole, no single industry constituting greater than 25% of such Investments; and

                  (e) together with the Investments described in clause (i) above, shall have not more than 20% of the Investments, taken as a whole, be "asset-backed" or similar securities (and no more than 2% of such Investments shall be in any single issue of such asset-backed securities);"

         (iii) deleting the reference to "$25,000,000" in clause (f) thereof and replacing such reference with "$50,000,000"; and



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         (iv)     adding the following at the end of clause (f) thereof";
                  provided, further (x) such Refinery Investment shall be a Domestic Investment and (y) that the aggregate of all such Investments and the Investments specified in clause (b) above shall not exceed $50,000,000".

B. Section 5.15 of the Credit Agreement is amended by deleting the phrase, "and Restricted Investments made or acquired" in clause (ii) of the first sentence thereof.

REPRESENTATIONS AND WARRANTIES

3. Each of the Borrowers and the Guarantors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 5.

CONDITIONS PRECEDENT

4. As provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon (i) the receipt of the Administrative Agent of this Amendment No. 5, executed by each Borrower and Guarantor, each Agent and the Required Banks and (ii) the filing of such financing statements in the State of Delaware (and any other jurisdictions required to maintain the perfection and priority of the Secured Party's Lien on the assets of such entities) to reflect the conversion of each of Navajo Refining Company, L.P. and Navajo Pipeline Co., L.P. from a corporation to a limited partnership.

ACKNOWLEDGEMENT OF OBLIGORS

5. Each Obligor hereby (a) agrees that each reference to the Credit Agreement and words of similar import in each Financing Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 5 and (b) confirms that its obligations under each Financing Document to which it is party remain in full force and effect after giving effect to the amendment of the Credit Agreement by this Amendment No. 5.

MISCELLANEOUS

6. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.



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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

HOLLY CORPORATION


By:    /s/ Stephen J. McDonnell
       ------------------------------------------
Title: Vice President and Chief Financial Officer


NAVAJO REFINING COMPANY, L.P.
BLACK EAGLE, INC.
NAVAJO SOUTHERN, INC.
NAVAJO NORTHERN, INC.
LOREFCO, INC.
NAVAJO CRUDE OIL PURCHASING, INC.
NAVAJO HOLDINGS, INC.
HOLLY PETROLEUM, INC.
NAVAJO PIPELINE CO., L.P.
LEA REFINING COMPANY
NAVAJO WESTERN ASPHALT COMPANY


By:    /s/ Stephen J. McDonnell
       ------------------------------------------
Title: Vice President and Chief Financial Officer


MONTANA REFINING COMPANY, A PARTNERSHIP

By Navajo Northern, Inc., its General Partner


By:    /s/ Stephen J. McDonnell
       ------------------------------------------
Title: Vice President and Chief Financial Officer



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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent


By:    /s/ George Knight
       -------------------------
Title: Authorized Signatory



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CIBC INC., as Collateral Agent,


By:    /s/ George Knight
       -------------------------
Title: Authorized Signatory



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FLEET NATIONAL BANK, as Documentation Agent


By:    /s/ Christopher C. Holmgren
       -----------------------------
Title: Managing Director



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GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor


By:    /s/ James E. Casper
       -------------------------
Title: Senior Vice President



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CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner


By:    /s/ George Knight
       -------------------------
Title: Authorized Signatory



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BANKS

CANADIAN IMPERIAL BANK OF COMMERCE

By:    /s/ George Knight
       ----------------------------
Title: Authorized Signatory



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FLEET NATIONAL BANK


By:    /s/ Christopher C. Holmgren
       ------------------------------
Title: Managing Director



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GUARANTY BUSINESS CREDIT CORPORATION


By:    /s/ James E. Casper
       -------------------------
Title: Senior Vice President



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THE BANK OF NOVA SCOTIA


By:    /s/ N. Bell
       -------------------------
Title: Senior Manager



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PNC BUSINESS CREDIT


By:    /s/ Doug Clark
       -------------------------
Title: Vice President



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HIBERNIA NATIONAL BANK


By:    /s/ Nancy G. Moragas
       -------------------------
Title: Vice President



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